                                                                    EXHIBIT 25.1


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    FORM T-1
                                 ---------------
                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE
                                 ---------------

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                       PURSUANT TO SECTION 305(b)(2) |__|
                                 ---------------

                                  SUNTRUST BANK
               (Exact name of trustee as specified in its charter)


                GEORGIA                                  58-0466330
(State of incorporation or organization     (I.R.S. employer identification no.)
      if not a U.S. national bank)

          303 PEACHTREE STREET                             30303
               SUITE 300                                 (Zip Code)
           ATLANTA, GEORGIA
(Address of principal executive offices)


                                 ---------------

                                  JACK ELLERIN
                                  SUNTRUST BANK
                               25 PARK PLACE, N.E.
                                   24TH FLOOR
                           ATLANTA, GEORGIA 30303-2900
                                  404-588-7296
            (Name, address and telephone number of agent for service)
                                 ---------------


                            BROWN SHOE COMPANY, INC.

          NEW YORK                                          43-0197190
(State or other jurisdiction of                (IRS employer identification no.)
incorporation or organization)

     8300 MARYLAND AVENUE                                     63105
     ST. LOUIS, MISSOURI                                    (Zip Code)
(Address of principal executive offices)


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                                ---------------

                          SIDNEY RICH ASSOCIATES, INC.

               MISSOURI                                    43-0910619
    (State or other jurisdiction of            (IRS employer identification no.)
    incorporation or organization)

         8300 MARYLAND AVENUE                                 63105
          ST. LOUIS, MISSOURI                               (Zip Code)
(Address of principal executive offices)



                                ---------------

                            BROWN GROUP RETAIL, INC.


             PENNSYLVANIA                                  25-1323027
    (State or other jurisdiction of            (IRS employer identification no.)
    incorporation or organization)

         8300 MARYLAND AVENUE                                 63105
          ST. LOUIS, MISSOURI                               (Zip Code)
(Address of principal executive offices)


                                ---------------

                         BROWN SHOE INTERNATIONAL CORP.


               DELAWARE                                    43-1375891
    (State or other jurisdiction of            (IRS employer identification no.)
    incorporation or organization)

         8300 MARYLAND AVENUE                                 63105
          ST. LOUIS, MISSOURI                               (Zip Code)
(Address of principal executive offices)


                                ---------------

                               BUSTER BROWN & CO.


               MISSOURI                                    43-1661024
    (State or other jurisdiction of            (IRS employer identification no.)
    incorporation or organization)

         8300 MARYLAND AVENUE                                 63105
          ST. LOUIS, MISSOURI                               (Zip Code)
(Address of principal executive offices)


                                ---------------


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                           BENNETT FOOTWEAR GROUP LLC


               DELAWARE                                 04-3437154
    (State or other jurisdiction of          (IRS employer identification no.)
    incorporation or organization)

         8300 MARYLAND AVENUE                             63105
          ST. LOUIS, MISSOURI                           (Zip Code)
(Address of principal executive offices)


                                ---------------

                          BENNETT FOOTWEAR RETAIL LLC


               DELAWARE                                 20-0754939
    (State or other jurisdiction of          (IRS employer identification no.)
    incorporation or organization)

         8300 MARYLAND AVENUE                             63105
          ST. LOUIS, MISSOURI                           (Zip Code)
(Address of principal executive offices)


                                ---------------

                       BROWN SHOE COMPANY OF CANADA LTD.


                CANADA                                     N/A
    (State or other jurisdiction of          (IRS employer identification no.)
    incorporation or organization)

           1857 ROGERS ROAD                                N/A
        PERTH, ONTARIO, CANADA                          (Zip Code)
                K7H3ER8
(Address of principal executive offices)


                                ---------------

                          8 3/4% SENIOR NOTES DUE 2012
                       (Title of the indenture securities)

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


1.       General information.

         Furnish the following information as to the trustee -

                  Name and address of each examining or supervising authority to which it is subject.

                  DEPARTMENT OF BANKING AND FINANCE
                  STATE OF GEORGIA
                  2990 BRANDYWINE ROAD, SUITE 200
                  ATLANTA, GEORGIA  30341-5565

                  FEDERAL RESERVE BANK OF ATLANTA
                  1000 PEACHTREE STREET, N.E.
                  ATLANTA, GEORGIA 30309-4470

                  FEDERAL DEPOSIT INSURANCE CORPORATION
                  550 SEVENTEENTH STREET, N.W.
                  WASHINGTON, D.C.  20429-9990

                  Whether it is authorized to exercise corporate trust powers.

                  YES.

2.       Affiliations with obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         NONE.

3-12 NO RESPONSES ARE INCLUDED FOR ITEMS 3 THROUGH 12. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.

13.      Defaults by the Obligor.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         THERE IS NOT AND HAS NOT BEEN ANY DEFAULT UNDER THIS INDENTURE.

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         THERE HAS NOT BEEN ANY SUCH DEFAULT.


14-15 NO RESPONSES ARE INCLUDED FOR ITEMS 14 AND 15. RESPONSES TO THOSE ITEMS ARE NOT REQUIRED BECAUSE, AS PROVIDED IN GENERAL INSTRUCTION B AND AS SET FORTH IN ITEM 13(b), THE OBLIGOR IS NOT IN DEFAULT ON ANY SECURITIES ISSUED UNDER INDENTURES UNDER WHICH SUNTRUST BANK IS A TRUSTEE.


16.      List of Exhibits.

         List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

         (1) A copy of the Articles of Amendment and Restated Articles of Incorporation of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration Statement No. 333-104621 filed by AMVESCAP PLC).

         (2) A copy of the certificate of authority of the trustee to commence business. (Exhibits 2 and 3 to Form T-1, filed with Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).

         (3) A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibits 2 and 3 to Form T-1, filed with Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).

         (4) A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1, filed with Registration Statement No. 333-104621 filed by AMVESCAP PLC).

         (5)      Not applicable.

         (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

         (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on December 31, 2004.

         (8)      Not applicable.

         (9)      Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, SunTrust Bank, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 13th day of May, 2005.

                                               SUNTRUST BANK



                                               By: /s/ Jack Ellerin
                                                   -----------------------------
                                                   Jack Ellerin
                                                   Vice President

                              EXHIBIT 1 TO FORM T-1

                            ARTICLES OF INCORPORATION
                                       OF
                                  SUNTRUST BANK


              (Incorporated by reference to Exhibit 1 to Form T-1, Registration Statement No. 333-104621 filed by AMVESCAP PLC).

                              EXHIBIT 2 TO FORM T-1

                            CERTIFICATE OF AUTHORITY
                                       OF
                       SUNTRUST BANK TO COMMENCE BUSINESS

              (Incorporated by reference to Exhibit 2 to Form T-1, Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).

                              EXHIBIT 3 TO FORM T-1


                                  AUTHORIZATION
                                       OF
                            SUNTRUST BANK TO EXERCISE
                             CORPORATE TRUST POWERS

           (Incorporated by reference to Exhibits 2 and 3 to Form T-1, Registration Statement No. 333-32106 filed by Sabre Holdings Corporation).

                              EXHIBIT 4 TO FORM T-1


                                     BY-LAWS
                                       OF
                                  SUNTRUST BANK

              (Incorporated by reference to Exhibit 4 to Form T-1, Registration Statement No. 333-104621 filed by AMVESCAP PLC).

                              EXHIBIT 5 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 6 TO FORM T-1


                               CONSENT OF TRUSTEE

         Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of the 8 3/4% Senior Notes due 2012 of Brown Shoe Company, Sidney Rich Associates, Inc., Brown Group Retail, Inc., Brown Shoe International Corp., Buster Brown & Co., Bennett Footwear Group LLC, Bennett Footwear Retail LLC, Brown Shoe Company of Canada Ltd, SunTrust Bank hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                           SUNTRUST BANK

                                           By:    /s/ Jack Ellerin
                                              ----------------------------------
                                                  Jack Ellerin
                                                  Vice President

                                           Dated: May 13, 2005

                              EXHIBIT 7 TO FORM T-1

                               REPORT OF CONDITION
                                   (ATTACHED)

SUNTRUST BANK
ATLANTA, GA  30302                                                      FIEC 031
FDIC CERTIFICATE NUMBER: 00867


             CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS FOR DECEMBER 31, 2004

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                           SCHEDULE RC--BALANCE SHEET
                                                     Dollar Amounts in Thousands

ASSETS

  1.   Cash and balances due from depository institutions (from Schedule RC-A):         RCFD

       a.     Non-interest bearing balances and currency and coin (1)                   0081       3,597,768      1.a

       b.     Interest-bearing balances (2)                                             0071          19,303      1.b

  2.   Securities:

       a.     Held-to-maturity securities (from Schedule RC-B, column A)                1754               0      2.a

       b.     Available-for-sale securities (from Schedule RC-B, column D)              1773      20,546,491      2.b

  3.   Federal funds sold and securities purchased under agreements to resell:          RCON

       a.     Federal funds sold in domestic offices                                    B987       2,338,975      3.a
                                                                                        RCFD

       b.     Securities purchased under agreements to resell (3)                       B989       3,485,599      3.b

  4.   Loans and lease financing receivables (from Schedule RC-C):

       a.     Loans and leases held for sale                                            5369       6,352,651      4.a

       b.     Loans and leases, net of unearned income           B528    86,738,792                               4.b

       c.     LESS: Allowance for loan and lease losses          3123       873,107                               4.c

       d.     Loans and leases, net of unearned income and allowance (item 4.b
              minus 4.c)                                                                B529      85,865,685      4.d

  5.   Trading assets (from Schedule RC-D)                                              3545       1,601,923        5

  6.   Premises and fixed assets (including capitalized leases)                         2145       1,418,420        6

  7.   Other real estate owned (from Schedule RC-M)                                     2150          18,311        7

  8.   Investments in unconsolidated subsidiaries and associated companies (from
       Schedule RC-M)                                                                   2130               0        8

  9.   Customers' liability to this bank on acceptances outstanding                     2155          12,031        9


10.    Intangible assets:                                                                                          10

       a.      Goodwill                                                                 3163           886,405    10.a

       b.     Other intangible assets from Schedule RC-M                                 426           603,063    10.b

11. Other assets (from Schedule RC-F)                                                   2160         4,033,475      11

12. Total assets (sum of items 1 through 11)                                            2170       130,780,100      12


----------

(1)      Includes cash items in process of collection and unposted debits.

(2)      Include time certificates of deposit not held for trading.

(3) Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

SUNTRUST BANK
ATLANTA, GA  30302                                                      FIEC 031
FDIC CERTIFICATE NUMBER: 00867


SCHEDULE RC--CONTINUED
                                                     Dollar Amounts in Thousands
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
LIABILITIES

13.    Deposits:                                                                        RCON

       a.     In domestic offices (sum of totals of columns A
              and C from Schedule RC-E, part I):                                        2200       82,901,074        3.a

              (1)    Noninterest-bearing (1)                6631    8,792,757                                     13.a.1

              (2)    Interest-bearing                       6636   74,108,317                                     13.a.2

       b.     In foreign offices, Edge and Agreement
              subsidiaries, and IBFs                                                    RCFN

              (from Schedule RC-E, part II)                                             2200        5,863,076       13.b

              (1)    Noninterest-bearing                    6631            0                                     13.b.1

              (2)    Interest-bearing                       6636    5,863,076                                     13.b.2

14.    Federal funds purchased and securities sold under agreements to repurchase:      RCON

       a.     Federal funds purchased in domestic offices (2)                           B993        3,816,397       14.a

                                                                                        RCFD

       b.     Securities sold under agreements to repurchase (3)                        B995        7,481,315       14.b

15.    Trading liabilities (from Schedule RC-D)                                         3548          838,387         15

16.    Other borrowed money (includes mortgage indebtedness and obligations under
       capitalized leases) (from Schedule RC-M)                                         3190       14,256,714         16

17.    Not applicable

18.    Bank's liability on acceptances executed and outstanding                         2920           12,031         18

19.    Subordinated notes and debentures (4)                                            3200        2,349,457         19

20.    Other liabilities (from Schedule RC-G)                                           2930        2,420,753         20

21.    Total liabilities (sum of items 13 through 20)                                   2948      119,939,204         21

22.    Minority interest in consolidated subsidiaries                                   3000          967,314         22

EQUITY CAPITAL


23.    Perpetual preferred stock and related surplus                                    3838                 0      23

24.    Common stock                                                                     3230            21,600      24

25.    Surplus (exclude all surplus related to preferred stock)                         3839         3,245,229      25

26.    a.     Retained earnings                                                         3632         5,941,169    26.a

       b.     Accumulated other comprehensive income (5)                                B530           665,584    26.b

27.    Other equity capital components (6)                                              A130                 0      27

28.    Total equity capital (sum of items 23 through 27)                                3210         9,873,582      28

29.    Total liabilities, minority interest, and equity capital (sum of items 21,
       22 and 28)                                                                       3300       130,780,100      29

       MEMORANDUM TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.

1.     Indicate in the box at the right the number of the statement below that
       best describes the most comprehensive level of auditing work performed for       RCFD            Number
       the bank by independent external auditors as of any date during 2003             6724               N/A     M.1

1=  Independent audit of the bank conducted in           4=  Directors' examination of the bank conducted
    accordance with generally accepted auditing              in accordance with generally accepted auditing
    standards by a certified public accounting               standards by a certified public accounting
    firm which submits a report on the bank                  firm (may be required by state chartering
                                                             authority)

2=  Independent audit of the bank's parent holding       5=  Directors' examination of the bank performed
    company conducted in accordance with generally           by other external auditors (may be required by
    accepted auditing standards by a certified               state chartering authority)
    public accounting firm which submits a report
    on the consolidated holding company (but not         6=  Review of the bank's financial statements by
    on the bank separately)                                  external auditors

3=  Attestation on bank management's assertion on        7=  Compilation of the bank's financial statements
    the effectiveness of the bank's internal                 by external auditors
    control over financial reporting by a
    certified public accounting firm                     8=  Other audit procedures (excluding tax
                                                             preparation work)

                                                         9=  No external audit work


----------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.


(2) Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "other borrowed money."

(3) Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.

(4)      Includes limited-life preferred stock and related surplus.

(5) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.

(6)      Includes treasury stock and unearned Employee Stock Ownership Plan
         Shares.

                              EXHIBIT 8 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)

                              EXHIBIT 9 TO FORM T-1

                    (INTENTIONALLY OMITTED. NOT APPLICABLE.)